                                                                  CONFORMED COPY
                                                                  --------------

          AMENDMENT NO. 2 dated as of July 30, 2001 to the Credit Agreement dated as of January 28, 1999 (as amended by Amendment No. 1 dated as of May 10, 2000, the "Credit Agreement"), among New World Pasta Company, a Delaware
           ----------------
corporation (the "Borrower"), the various financial institutions parties thereto
                  --------
(the "Lenders"), Morgan Stanley Senior Funding, Inc., as Syndication Agent, and
      -------
The Bank of Nova Scotia, as Lead Arranger and the Administrative Agent (the "Administrative Agent").
 --------------------

                                   WITNESSETH:

          WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

          WHEREAS, the Borrower, the Lenders and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to amend certain provisions of the Credit Agreement (the Credit Agreement, after giving effect to the amendments contained herein, being referred to as the "Amended
                                                                     -------
Credit Agreement");
----------------

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein, the parties hereto agree as follows:

                                   ARTICLE I.

          SECTION 1.1. Definitions; References. Unless otherwise specifically
                       -----------------------
defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

          SECTION 1.2. Effectiveness. The Borrower, the Lenders and the
                       -------------
Administrative Agent agree that the following amendments to the Credit Agreement in this Article I shall become effective on the Second Amendment Effective Date (as defined below) unless stated to become effective solely on the Term-C Loan Borrowing Date (as defined below), in which case such amendments shall become effective on the Term-C Loan Borrowing Date.

          SECTION 1.3. Amendments to Section 1.1
                       -------------------------

          (a) Section 1.1 of the Credit Agreement is amended by inserting or replacing the following definitions in appropriate alphabetical order in Section 1.1:

     "Acquisition Document" means the Stock and Asset Purchase Agreement dated
      --------------------
July 6, 2001 among the Sellers and JLL Pasta LLC, as amended from time to time.

     "Commitment Termination Date" means, as the context may require, the
      ---------------------------
Revolving Loan Commitment Termination Date, any Term Loan Commitment Termination Date or the Term-C Loan Commitment Termination Date.

     "Debt" means the outstanding principal amount of all Indebtedness of the
      ----
Borrower and its Subsidiaries of the type referred to in clauses (a), (b), (c)
                                                         ------- ---  ---  ---
and (e) of the definition of "Indebtedness" or any Contingent Liability in
    ---
respect thereof, other than the principal amount of any Term-C Loan as long as the interest thereon is payable in kind and not in cash.

     "Lender Credit Termination Date" means the date on which the Administrative
      ------------------------------
Agent determines that all of the Lender Obligations have been indefeasibly repaid in full in cash, each of the Commitments has been terminated in its entirety and all Letters of Credit have expired or been terminated, canceled, surrendered or cash collateralized in an amount equal to 110% of the face amount of such Letters of Credit.

     "Lender Obligations" means the Obligations other than the Term-C
      ------------------
Obligations.

     "Loan" means, as the context may require, a Revolving Loan, a Swing Line
      ----
Loan, a Term-A Loan, or a Term-B Loan, in each case, of any type or a Term-C
Loan.

     "Net Debt Proceeds" means, with respect to the incurrence, sale or issuance
      -----------------
(to the extent permitted by the terms of this Agreement) by the Borrower or any of its Subsidiaries to any Person of any Debt (other than (i) Debt permitted by
Section 7.2.2 as in effect on the date hereof, including the Subordinated Notes,
-------------
and (ii) proceeds of the Term-C Loans, but Net Debt Proceeds shall include Excess High Yield Net Debt Proceeds), the excess of:
                                          ------

          (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from such incurrence, sale or issuance,

     less
     ----

          (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such incurrence, sale or issuance (but excluding any such amounts paid to Affiliates of the Borrower in connection therewith in transactions which are not permitted under Section 7.2.11).
                             --------------

     "Net Equity Proceeds" means with respect to the sale or issuance by the
      -------------------
Borrower to any Person of any stock, warrants (other than the Warrants) or options or the exercise of any such warrants or options after the Effective Date (other than pursuant to capital contributions which are concurrently contributed to the Borrower on the Effective Date or which are concurrently used to fund Investments permitted by clause (h) of Section 7.2.5 or Investments permitted by
                         ----------    -------------
clause (b)(ii) of Section 7.2.7) the excess of:
--------------    --------------     ------

          (a) the gross cash proceeds received by the Borrower from such sale, exercise or issuance,

     less
     ----

          (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale or issuance (but excluding any such amounts paid to Affiliates of the Borrower in connection therewith in transactions which are not permitted under
     Section 7.2.11).
     --------------

     "New Acquisition" means the purchase by the Borrower of all Capital Stock
      ---------------
of Pasta Acquisition Corp., Prince Company, Inc., Borden Foods Canada Corporation, Borden Foods World Trade Corporation, Albadoro S.p.A., and Monder Aliment, S.p.A. and related intellectual property pursuant to the Acquisition Document.

     "Note" means, as the context may require, a Revolving Note, a Swing Line
      ----
Note, a Term-A Note, a Term-B Note or a Term-C Note.

     "Required Lenders" means, at any time,
      ----------------

          (a) prior to the date of the making of the initial Credit Extension hereunder, Lenders having at least 51% of the sum of the Revolving Loan Commitments, Term-A Loan Commitments and Term-B Loan Commitments;

          (b) on and after the date of the making of the initial Credit Extension hereunder and prior to the Lender Credit Termination Date, Lenders holding at least 51% of the Total Exposure Amount; and

          (c) on and after the Lender Credit Termination Date, Lenders holding at least 51% of the outstanding principal amount of all Term-C Loans.

     "Second Amendment" means Amendment No. 2 dated as of July __, 2001 to this
      ----------------
Credit Agreement.

     "Sellers" means Borden Foods Corporation, BFC Investments, LP and BF Foods
      -------
International Corporation.

     "Specified Plants" means the plants acquired by the Borrower in the New
      ----------------
Acquisition located in: Lebanon, Pennsylvania, Omaha, Nebraska, Louisville, Kentucky, New Mills, Illinois, and Lethbridge, Alberta, Canada.

     "Stated Maturity Date" means
      --------------------

          (a)  in the case of any Revolving Loan, January 28, 2005;

          (b)  in the case of any Term-A Loan, January 28, 2005;

          (c)  in the case of any Term-B Loan, January 28, 2006;

          and

          (d)  in the case of any Term-C Loan, June 30, 2006.

     "Term-C Loan Borrowing Date" means the date on which Term-C Loans are made.
      --------------------------

     "Term-C Loan Commitment" is defined in Section 2.1.1.
      ----------------------

     "Term-C Loan Commitment Amount" means, on any date, $51,402,000.
      -----------------------------

     "Term-C Loan Commitment Termination Date" means, the earliest of:
      ---------------------------------------

          (a) the Acquisition Date (as such term is defined in the Acquisition Document), if the Term-C Loans have not been made on or prior to such date; and

          (b) August 30, 2001, if the Term-C Loans have not been made on or prior to such date; and

          (c) the Term-C Loan Borrowing Date (immediately after the making of the Term-C Loans on such date).

     "Term-C Lender" means, at any time, the Lender holding the Term-C Loan, but
      -------------
solely in such capacity.

     "Term-C Note" means a promissory note of the Borrower payable to the order
      -----------
of any Lender in the form of Exhibit 1.1 to the Second Amendment (as such
                             -----------
promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term-C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Term-C Obligations" means the unpaid principal balance of and accrued
      ------------------
interest on the Term-C Loan.

     "Term-C Percentage" means, relative to any Lender, the applicable
      -----------------
percentage relating to Term-C Loans, as set forth opposite its name on Schedule
                                                                       --------
I to the Second Amendment under the applicable column heading or set forth in
-
Lender Assignment Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11. A Lender shall not have any Commitment to make Term-C
            -------------
Loans if its percentage under the respective column heading is zero.

     "Warrant" means warrants to purchase up to 50,000,000 membership units of
      -------
the Borrower to be issued by the Borrower to New World Pasta LLC.

          SECTION 1.4. Amendment to Section 2.1.1. Section 2.1.1 of the Credit
                       --------------------------
Agreement is amended by adding the following new paragraph at the end thereof:

          "Subject to compliance by the Borrower with the terms of Section 5.3,
                                                                   -----------
     in a single Borrowing on the Term-C Loan Borrowing Date (which shall be a Business Day) occurring on or prior to the Term-C Commitment Termination Date, each Lender that has a Term-C Percentage in excess of zero will make loans (relative to such Lender, its

     "Term-C Loans") to the Borrower equal to such Lender's Term-C Percentage of
      ------------
     the aggregate amount of the Borrowing of Term-C Loans requested by the Borrower to be made on the Term-C Loan Borrowing Date (with the commitment of each such Lender described in this sentence referred to as its "Term-C
                                                                        ------
     Loan Commitment"). No amounts paid or prepaid with respect to Term-C Loans
     ---------------
     may be reborrowed."

          SECTION 1.5. Amendment to Section 2.1.4. Section 2.1.4 of the Credit
                       --------------------------
Agreement is amended by deleting the word "or" at the end of clause (b)(ii) thereof, deleting the period at the end of clause (c) thereof and inserting in lieu thereof "; or" and inserting a new clause (d) as follows:

          "(d) any Term-C Loan if, after giving effect thereto, the aggregate original principal amount of all the Term-C Loans of all Lenders would exceed the Term-C Loan Commitment Amount or the aggregate principal amount of all the Term-C Loans of such Lender would exceed such Lender's Term-C Percentage."

          SECTION 1.6. Amendment to Section 2.3. Section 2.3 of the Credit
                       ------------------------
Agreement is amended by adding the following Section 2.3.3. at the end thereof:

          "SECTION 2.3.3. By delivering a borrowing request substantially in the form of Exhibit B hereto to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may request, on not less than one Business Day's notice, that the Term-C Loan be made in a minimum amount of $2,500,000 or in the unused amount of the applicable Commitment. On or before 11:00 a.m., New York time, on the Term C-Loan Borrowing Date each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Term-C Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan."

          SECTION 1.7. Amendment to Section 2.7. The first sentence of clause
                       ------------------------
(b)(ii) of Section 2.7 of the Credit Agreement is amended by deleting said sentence in its entirety and inserting in lieu thereof the following:

          "The Borrower hereby agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender, as applicable, a Revolving Note, a Swing Line Note, a Term-A Note, a Term-B Note or a Term-C Note evidencing the Loans made by such Lender."

          SECTION 1.8. Amendment to Section 3.1.1(a). Clause (a)(i) of Section
                       -----------------------------
3.1.1 of the Credit Agreement is amended by deleting the word "and" at the end of sub-clause (C) thereof and inserting a new sub-clause (E) as follows:

          "; and

          (E) the Borrower shall not make or be permitted to make any voluntary prepayments of the Term-C Loans before the Lender Credit Termination Date; and"

          SECTION 1.9. Amendment to Section 3.1.1(b). Section 3.1.1 of the
                       -----------------------------
Credit Agreement is amended by adding the following after each of "$2,000,000" and "$5,000,000" each time they appear therein: "(plus the Net Disposition Proceeds from the sale or other disposition of the Specified Plants)".

          SECTION 1.10. Amendment to Section 3.1.1(i). Section 3.1.1 of the
                        -----------------------------
Credit Agreement is amended by deleting the period at the end of clause (i) and inserting the following thereafter:

          "; and

          (j) shall, on the Stated Maturity Date, make a repayment of the aggregate outstanding principal amount, if any, of all Term-C Loans."

          SECTION 1.11. Amendment to Section 3.2.1. Section 3.2.1 of the Credit
                        --------------------------
Agreement is amended by deleting the word "and" at the end of clause (b)(ii) thereof, deleting the period at the end of clause (c) thereof and inserting "; and" in lieu thereof and inserting a new clause (d) as follows:

          "(d) with respect to Term-C Loans, equal to a rate per annum of 8.00%.

          SECTION 1.12. Amendment to Section 3.2.2. Section 3.2.2 of the Credit
                        --------------------------
Agreement is amended by deleting said Section 3.2.2 in its entirety and inserting in lieu thereof the following:

          "SECTION 3.2.2. Post-Maturity Rates. After the date any principal
                          -------------------
     amount of any Loan shall have become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) (a) on such amounts due and payable in connection with the Term Loans or the Revolving Loans at a rate per annum equal to the rate that would otherwise be applicable to Base Rate Loans plus 2% and (b) on such amounts due and payable in connection with the Term-C Loans at a rate per annum equal to 2% above the rate otherwise in effect on the Term-C Loans."

          SECTION 1.13. Amendment to Section 3.2.3. Section 3.2.3 of the Credit
                        --------------------------
Agreement is amended by deleting the word "and" at the end of clause (d) thereof, deleting the period at the end of clause (e) thereof and inserting "; and" in lieu thereof and inserting a new clause (f) as follows:

          "(f) with respect to the Term-C Loan, on each Quarterly Payment Date occurring after the Term-C Loan Borrowing Date, provided, however, that until the Lender Credit Termination Date, such interest shall not be payable in cash but shall instead be capitalized on each Quarterly Payment Date by adding the amount thereof to the principal balance of the Term-C Loan."

          SECTION 1.14. Amendment to Section 4.8. Section 4.8 of the Credit
                        ------------------------
Agreement is amended by deleting said Section 4.8 in its entirety and inserting in lieu thereof the following:

          "SECTION 4.8 Sharing of Payments. If any Lender shall obtain any
                       -------------------
     payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or any Reimbursement Obligation (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5)
                                                     -------------------------
     in excess of its pro rata share of payments then or therewith obtained by all Lenders (other than the Term-C Lender) entitled thereto, such Lender shall purchase from the other Lenders (other than the Term-C Lender) such participation in Credit Extensions (other than the Credit Extensions of Term-C Loans) made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

          1. the amount of such selling Lender's required repayment to the purchasing Lender to
          --

          2. the total amount so recovered from the purchasing Lender)

          of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to
                                                  -----------
     such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

          In the event that any Term-C Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Term-C Loan (other than pursuant to Section
     4.3 of the Second Amendment) prior to the Lender Credit Termination Date, then such Term-C Lender shall purchase for cash, at par, a subordinated (on terms and conditions acceptable to the Lender selling such participation in its sole discretion), undivided participating interest in the outstanding Loans of each Lender (and, if elected by such Lender, Letters of Credit), other than Term-C Loans, in a maximum amount equal to with respect to any Loan (other than the Term-C Loan) the quotient of (x) the unpaid principal amount of such Loan divided by (y) the aggregate unpaid principal amount of all Loans (other than the Term-C Loans)."

          SECTION 1.15. Amendment to Article V. Article V of the Credit
                        ----------------------
Agreement is amended by inserting a new Section 5.3 as follows:

          "SECTION 5.3. Credit Extension of Term-C Loans. The obligations of the
                        --------------------------------
Lenders to fund Credit Extensions of the Term-C Loans shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.3 (it being understood that, as used in this Section 5.3, the
        -----------
term "Subsidiary" includes each Person that, after giving effect to the New Acquisition, will become a Subsidiary of the Borrower).

          5.3.1 Loan Documents. The Administrative Agent shall have received
                --------------

               (a) a Trademark Security Agreement and a Patent Security Agreement, each dated as of the Term-C Loan Borrowing Date, duly executed and delivered by the Borrower and the Subsidiaries with respect to all intellectual property owned by them or acquired by any of them in the New Acquisition;

               (b) counterparts of a Subsidiary Guaranty and a Subsidiary Security Agreement duly executed and delivered on behalf of each Subsidiary of the Borrower which is not a Non-U.S. Subsidiary together with Uniform Commercial Code financing statements (Form UCC-1) executed and delivered by each such Subsidiary naming such Subsidiary as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code and any other applicable recording statutes, in the case of real property, of all jurisdictions as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Subsidiary Security Agreement or a Mortgage, as the case may be;

               (c) counterparts of a Supplement to the Borrower Pledge Agreement updating the schedules to the Pledge Agreement, certificates (if any) representing all of the issued and outstanding shares of Capital Stock of each Subsidiary owned by the Borrower or any Subsidiary of the Borrower, as the case may be, along with undated stock powers for such certificates, executed in blank, or, if any securities subject thereto are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that appropriate steps have been made for the Administrative Agent to obtain "control" of such uncertificated securities (with any agreements establishing control to be in form and substance satisfactory to the Administrative Agent) resulting in the perfection of the security interest granted in favor of the Administrative Agent for the benefit of the Lenders pursuant to the terms of a Pledge Agreement provided, that neither the Borrower nor
                                      --------
          any Subsidiary of the Borrower shall be required to deliver in pledge pursuant to a Pledge Agreement in excess of 65% (or, in the case of a Non-U.S. Subsidiary whose voting shares are owned solely by one or more Non-U.S. Subsidiaries, 0%) of the total combined voting power of all classes of Capital Stock of a Non-U.S. Subsidiary entitled to vote; and

               (d) a copy of the resolutions of the Borrower and each Subsidiary authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified by the Secretary or an Assistant Secretary of the Borrower or such Subsidiary, respectively, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          Section 5.3.2. Acquisition Document. The Administrative Agent shall
                         --------------------
     have received (with copies for each Lender) a fully executed copy of the Acquisition Document, and all other documents and instruments delivered in connection with the consummation of the New Acquisition that are required to be delivered pursuant to the terms of the Acquisition Document. The Acquisition Document shall be in full force and effect and shall not have been modified or waived in any material respect, nor shall there have been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the New Acquisition in the Acquisition Document unless otherwise agreed to by the Required Lenders.

          Section 5.3.3. New Acquisition Certificate. The Administrative Agent
                         ---------------------------
     shall have received a certificate, dated the Term-C Loan Borrowing Date, of an Authorized Officer of the Borrower certifying as to a true and complete copy of the Acquisition Document (and, to the extent requested by the Administrative Agent, all other certificates, filings, documents (including shareholder agreements), consents, approvals, board of directors resolutions and opinions furnished pursuant to or in connection with the Acquisition Document).

          Section 5.3.4. Consummation of New Acquisition. The Administrative
                         -------------------------------
     Agent shall have received evidence satisfactory to it that the New Acquisition has been consummated in accordance with its terms and the aggregate consideration paid, including related fees and expenses, shall not exceed $50,000,000.

          Section 5.3.5. Solvency, etc. The Administrative Agent shall have
                         -------------
     received a solvency certificate of a senior executive Authorized Officer of the Borrower, dated the Term-C Loan Borrowing Date, in form and substance satisfactory to the Administrative Agent.

          Section 5.3.6. Pro Forma Balance Sheet. The Administrative Agent shall
                         -----------------------
     have received a pro forma consolidated balance sheet of the Borrower, as of
                     --- -----
     the Term-C Loan Borrowing Date (the "Pro Forma Balance Sheet"), certified
                                          -----------------------
     by the chief financial or accounting Authorized Officer of the Borrower, giving effect to the consummation of the New Acquisition and the making of the Term-C Loan.

          Section 5.3.7. Fees and Expenses. The Administrative Agent shall have
                         -----------------
     received all fees and expenses due and payable pursuant to this Agreement (including all previously invoiced fees and expenses).

          Section 5.3.8. Litigation. The Administrative Agent shall be satisfied
                         ----------
     in all respects that there exists no litigation, inquiry or investigation contesting the New Acquisition, the Amended Credit Agreement (as defined in the Second Amendment) or any other aspect of the New Acquisition, or which would have a material adverse effect on the property, assets, financial condition, operations or business of the Borrower and its Subsidiaries, taken as a whole.

          Section 5.3.9. Material Adverse Change. The Lenders shall be satisfied
                         -----------------------
     (as evidenced by the delivery of their respective executed signature page to the Second Amendment) that there has been no material adverse change in the property, assets, financial condition, or operations of the Borrower and its Subsidiaries taken as a whole since December 31, 2000.

          Section 5.3.10. Opinions of Counsel. The Administrative Agent shall
                          -------------------
     have received opinions, dated the Term-C Loan Borrowing Date and addressed to the Administrative Agent and all Lenders, from Skadden, Arps, Slate Meagher & Flom LLP, special New York counsel to the Borrower and each other Obligor, satisfactory in form and substance to the Administrative Agent with respect to such matters as the Administrative Agent may reasonably request with respect to the transactions contemplated hereby.

          Section 5.3.11. Representations and Warranties. Both before and after
                          ------------------------------
     giving effect to this Amendment, the representations and warranties set forth in Article III of the Second Amendment and in each other Loan
              -----------
     Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

          Section 5.3.12. Deadline. The foregoing conditions in this Section 5.3
                          --------                                   -----------
     shall have been satisfied on or before Term-C Loan Commitment Termination Date."

          SECTION 1.16. Amendment of Section 7.1.8. Section 7.1.8 of the Credit
                        --------------------------
Agreement is amended by adding a new paragraph (c) at the end thereof as follows:

               "(c) Notwithstanding the foregoing provisions of this Section
                                                                     -------
          7.1.8, with respect to any real property owned or leased by the
          -----
          Borrower or any of its Subsidiaries acquired in connection with the New Acquisition, the Borrower shall comply (and shall cause its Subsidiaries to comply) with the provisions of this Section 7.1.8 as
                                                              -------------
          soon as practicable after the consummation of the New Acquisition; provided, however, that to the extent consent of third parties shall be required to enable the Borrower and its Subsidiaries to so comply the Borrower shall not be obligated to do so if such consent cannot be obtained following the use of commercially reasonable efforts to obtain such consent."

          SECTION 1.17. Amendment to Section 7.1.9. Section 7.1.9 of the Credit
                        --------------------------
Agreement is amended by deleting the word "and" at the end of clause (a) thereof, deleting the period at the end of clause (b) thereof and inserting in lieu thereof "; and" and inserting a new clause (c) as follows:

          "(c) no more than $50,000,000 of the proceeds of the Term-C Loans shall be used to pay the purchase price of the New Acquisition and related expenses and the remainder may be used for general corporate purposes."

          SECTION 1.18. Amendments to Section 7.2.4. Section 7.2.4 of the Credit
                        ---------------------------
Agreement is amended as of the Term-C Loan Borrowing Date by deleting said
Section 7.2.4 in its entirety and inserting in lieu thereof the following:

          "SECTION 7.2.4. Financial Condition. (a) Senior Debt to EBITDA Ratio.
                          -------------------      ---------------------------
     The Borrower will not permit the Senior Debt to EBITDA Ratio as of the end of any Fiscal Quarter set forth below to be greater than the ratio set forth opposite such date:

                                                                  Senior Debt to
         Fiscal Quarter End                                       EBITDA Ratio
         ------------------                                       ------------

         June 30, 2001*                                                 3.00
         September 30, 2001                                             3.00
         December 31, 2001                                              3.00
         March 31, 2002                                                 3.00
         June 30, 2002                                                  3.00
         September 30, 2002                                             2.75
         December 31, 2002                                              2.75
         March 31, 2003                                                 2.50
         June 30, 2003                                                  2.25
         September 30, 2003 and each Fiscal Quarter thereafter          2.00

         *computed on a pro forma basis after giving effect to the New
         Acquisition


          (b) Interest Coverage Ratio. The Borrower will not permit the Interest
              -----------------------
Coverage Ratio as of the end of any Fiscal Quarter set forth below to be less than the ratio set forth opposite such date:

                                                                     Interest
         Fiscal Quarter End                                       Coverage Ratio
         ------------------                                       --------------
         June 30, 2001*                                                 1.75
         September 30, 2001                                             1.75
         December 31, 2001                                              1.75
         March 31, 2002                                                 1.75
         June 30, 2002                                                  1.75
         September 30, 2002                                             1.90
         December 31, 2002                                              1.90

         March 31, 2003                                                 2.00
         June 30, 2003                                                  2.00
         September 30, 2003                                             2.00
         December 31, 2003 and each Fiscal Quarter thereafter           2.50

         *computed on a pro forma basis after giving effect to the New
         Acquisition


          (c) Fixed Charge Coverage Ratio. The Borrower will not permit the
              ---------------------------
     Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter set forth below to be less than the ratio set forth opposite such date:

                                                                   Fixed Charge
         Fiscal Quarter End                                       Coverage Ratio
         ------------------                                       --------------

         June 30, 2001*                                                 1.05
         September 30, 2001                                             1.05
         December 31, 2001                                              1.05
         March 31, 2002                                                 1.05
         June 30, 2002                                                  1.05
         September 30, 2002                                             1.20
         December 31, 2002                                              1.30
         March 31, 2003 and each Fiscal Quarter thereafter              1.50

         *computed on a pro forma basis after giving effect to the New
         Acquisition


          (d) Total Debt to EBITDA Ratio. The Borrower will not permit the Total
              --------------------------
Debt to EBITDA Ratio as of the end of any Fiscal Quarter set forth below to be greater than the ratio set forth opposite such date:

                                                                   Total Debt to
         Fiscal Quarter End                                        EBITDA Ratio
         ------------------                                        ------------

         June 30, 2001*                                                 6.50
         September 30, 2001                                             6.50
         December 31, 2001                                              6.50
         March 31, 2002                                                 6.50
         June 30, 2002                                                  6.50
         September 30, 2002                                             6.00
         December 31, 2002                                              6.00
         March 31, 2003                                                 5.50
         June 30, 2003                                                  5.50
         September 30, 2003                                             5.50

         December 31, 2003                                              5.00
         March 31, 2004 and each Fiscal Quarter thereafter              4.75

         *computed on a pro forma basis after giving effect to the New
         Acquisition

          SECTION 1.19. Amendments to Section 7.2.5. Section 7.2.5 of the Credit
                        ---------------------------
Agreement is amended by deleting clause (h) thereof in its entirety and inserting in lieu thereof the following new clause (h):

          "(h) (i) the New Acquisition, and (ii) Acquisition Investments, other than Acquisition Investments in connection with the New Acquisition, not to exceed $25,000,000 for any single Acquisition Investment or $50,000,000 for all Acquisition Investments, other than Acquisition Investments in connection with the New Acquisition; provided that the aggregate amount of the Acquisition Investments and related expenses in connection with the New Acquisition shall not exceed $50,000,000."

          SECTION 1.20. Amendments to Section 7.2.7. Clause (a) of Section 7.2.7
                        ---------------------------
of the Credit Agreement is amended as of the Term-C Loan Borrowing Date by deleting said clause (a) in its entirety and substituting in lieu thereof the following new clause (a):

          "(a) The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, which aggregate in excess of the amount set forth below opposite such Fiscal Year:

                                                          Maximum Capital
          Fiscal Year                                      Expenditures
          -----------                                      ------------
          2001                                              $20,000,000
          2002                                              $13,000,000
          2003 and thereafter                               $10,000,000


          provided, that, commencing in Fiscal Year 2001, to the extent the
          --------
     amount of Capital Expenditures permitted to be made in any Fiscal Year (other than Fiscal Years 1999 and 2000) pursuant to this clause exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, such excess amount may be carried forward to subsequent Fiscal Years but the aggregate Capital Expenditures in any Fiscal Year may not exceed the amount set forth above for such Fiscal Year plus the amount set forth above for the prior Fiscal Year (any such amount to be certified by the Borrower to the Administrative Agent in the Compliance Certificate delivered for the last Fiscal Quarter of a Fiscal Year)."

          SECTION 1.21. Amendments to Section 7.2.9. The first paragraph of
                        ---------------------------
Section 7.2.9 of the Credit Agreement is amended by deleting said paragraph in its entirety and substituting in lieu thereof the following new paragraph:

          "The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants (other than the issuance of warrants required by the Senior Subordinated Increasing Rate Note Purchase Agreement or in connection with the issuance of the Senior Subordinated High Yield Notes or the issuance of the Warrants in connection with the Term-C Loans) or other rights with respect to, all or any part of its assets, whether now owned or hereafter acquired (including accounts receivable and Capital Stock of Subsidiaries) to any Person, unless:"

          SECTION 1.22. Amendments to Section 7.2.9. Section 7.2.9 of the Credit
                        ---------------------------
Agreement is amended by deleting clause (b) in its entirety and substituting in lieu thereof the following:

          "(b) (i) such sale, transfer, lease, contribution or conveyance of such assets is for fair market value (as determined in good faith by the Board of Directors of the Borrower), and (ii) the Net Disposition Proceeds received from such assets, together with the Net Disposition Proceeds (plus the principal amount of any notes taken as consideration) of all other assets sold, transferred or leased, contributed or conveyed pursuant to this clause (b) since the Effective Date, does not exceed (individually or in the aggregate) $5,000,000 (exclusive of the Net Disposition Proceeds from the disposition of the Specified Plants) and in any period of 12 consecutive months does not exceed $2,000,000 (exclusive of the Net Disposition Proceeds from the disposition of the Specified Plants); and

          (c) The Borrower will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of the terms or provisions contained in, or applicable to, any Acquisition Document or any schedules, exhibits or agreements related thereto, in each case which would adversely affect the rights or remedies of the Lenders, or the Borrower's or any Subsidiary's ability to perform hereunder or under any other Loan Document or which would increase the purchase price with respect to the New Acquisition, or, in the case of the Acquisition Document, which would increase the Borrower's or any of its Subsidiaries' obligations or liabilities, contingent or otherwise (other than adjustments to the purchase price made pursuant to the terms of the Acquisition Document)."

          SECTION 1.23. Amendments to Section 10.4. Section 10.4 of the Credit
                        --------------------------
Agreement is amended by (i) adding the following language after the word "Affiliates" appearing in the sixth line thereof: "(and, in the case of the Term-C Lender, its participants)"; and (ii) adding the following language after the term "Loan Document" appearing in clause (b) thereof: "(and, in the case of the Term-C Lender's participants, the relevant participation agreement)."

          SECTION 1.24. Amendments to Section 10.11.2. Section 10.11.2 of the
                        -----------------------------
Credit Agreement is amended by deleting the word "and" at the end of clause (d) thereto, deleting the period at the end of clause (e) thereto and inserting "; and" in lieu thereof and inserting a new clause (f) as follows:

          "(f) each Term-C Lender shall be entitled to sell a participation to JLL Pasta, LLC pursuant to a participation agreement and JLL Pasta, LLC shall be entitled only to the rights set forth in such participation agreement."

          SECTION 1.25. Amendments to Article X. Article X of the Credit
                        -----------------------
Agreement is amended by inserting a new Section 10.16 as follows:

          "SECTION 10.16. Lien Subordination. Each Term-C Lender agrees that any
                          ------------------
     Lien granted to the Administrative Agent for the benefit of such Lender to secure any Term-C Obligations shall be junior and subordinate to all other Liens granted under the Loan Documents to the extent set forth in Exhibit
                                                                       -------
     10.16 to the Second Amendment."
     -----

                                   ARTICLE II.

                        FEES; CONDITIONS TO EFFECTIVENESS

          SECTION 2.1. Fees.
                       ----

          (a) The Borrower agrees to pay to each Lender consenting to this Amendment on or before July 20, 2001 an amendment fee equal to .25% of the outstanding principal amount of all outstanding Term Loans plus .25% of the Revolving Loan Commitment Amount (computed before giving effect to this Amendment) of such Lender (the "Amendment Fee"). Such fee shall be fully earned
                                -------------
and nonrefundable upon the Second Amendment Effective Date. The Borrower shall pay the Amendment Fee to the Administrative Agent on the Second Amendment Effective Date for the benefit of such consenting Lenders.

          (b) The Borrower agrees to pay to the Administrative Agent, for its own account, all fees and expenses due and payable in connection with this Amendment and the participation agreement relating to the Term-C Loan.

          SECTION 2.2. Second Amendment Effective Date. This Amendment and the
                       -------------------------------
amendments contained herein shall be and become effective on the date (the "Second Amendment Effective Date") (unless stated to become effective solely on
 -------------------------------
the Term-C Loan Borrowing Date, in which case such amendments shall become effective on the Term-C Loan Borrowing Date) when the Administrative Agent shall have received the following:

          (a) counterparts of this Amendment, duly executed by and delivered on behalf of (i) the Borrower, (ii) the Required Lenders and (iii) Lenders holding 100% of the aggregate Term-C Commitments;

          (b) a copy of the resolutions of the Borrower authorizing the execution, delivery and performance of this Amendment, certified by the Secretary or an Assistant Secretary of the Borrower, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded; and

          (c) the Amendment Fee pursuant to Section 2.1 and any other fees or expenses required to be paid in connection herewith.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

          SECTION 3.1. Representations and Warranties. In order to induce the
                       ------------------------------
Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Agent and each Lender, as of the date hereof and as of the Term-C Loan Borrowing Date, as follows:

          (a) Good Standing and Power. The Borrower is duly organized, validly
              -----------------------
existing and in good standing under the laws of the State of Delaware.

          (b) Corporate Authority. The Borrower has full corporate power and
              -------------------
authority to execute, deliver and perform this Amendment and the Amended Credit Agreement and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders is required as a condition to the validity or performance or the exercise by the Administrative Agent or any Lender of any of its rights or remedies under the Amended Credit Agreement.

          (c) Authorizations. All authorizations, consents, approvals,
              --------------
registrations, notices, exemptions and licenses with or from governmental authorities and other persons, if any, which are necessary for the execution and delivery of this Amendment, the performance by the Borrower of its obligations hereunder and under the Amended Credit Agreement and the exercise by the Administrative Agent and the Lenders of their respective rights and remedies hereunder and thereunder, have been effected or obtained and are in full force and effect.

          (d) Binding Agreements. This Amendment and the Amended Credit
              ------------------
Agreement constitute the valid and legally binding obligations of the Borrower enforceable in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

          (e) No Conflicts. There is no statute, regulation, rule, order or
              ------------
judgment, and no provision of any agreement or instrument binding on the Borrower or affecting its properties and no provision of the certificate of incorporation or by-laws of the Borrower, which would prohibit, conflict with or in any way prevent the execution, delivery, or performance of the terms of this Amendment or the Amended Credit Agreement or the incurrence of the obligations provided for herein and therein, or result in or require the creation or imposition of any lien, security interest or other encumbrance (other than in favor of the Administrative Agent for the benefit of the Lenders) on any of the Borrower's properties as a consequence of the execution, delivery and performance of this Amendment or the Amended Credit Agreement or the transactions contemplated hereby and thereby.

          (f) No Default. As of the date hereof, and after giving effect to this
              ----------
Amendment, there does not exist any Event of Default or event which, upon the giving of notice or lapse of time or both, would constitute an Event of Default.

          (g) Acquisition Document. As of the date hereof, to the best knowledge
              --------------------
of the Borrower, the representations and warranties of the Sellers set forth in the Acquisition Document are true and correct.

                                   ARTICLE IV.

                                  MISCELLANEOUS

          SECTION 4.1. Full Force and Effect; Limited Amendment. Except as
                       ----------------------------------------
expressly modified hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the Notes shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver to, consent to or modification of any other term or provision of the Credit Agreement or any Note or of any transaction or further or future action which would require the consent of the Lenders under the Credit Agreement.

          SECTION 4.2. Loan Document Pursuant to Credit Agreement;
                       -------------------------------------------
Confidentiality. This Amendment is executed pursuant to the Credit Agreement and
---------------
shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the Second Amendment Effective Date, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Amended Credit Agreement. The provisions of Section 10.15 of the Credit Agreement apply to this Amendment.

          SECTION 4.3. Fees and Expenses. The Borrower shall pay all reasonable
                       -----------------
out-of-pocket expenses incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby (including the participation agreement relating to the Term-C Loan). The Borrower guarantees the payment of all amounts due by the participant under the Subordination and Participation Agreement entered into between the Term-C Lender and JLL Pasta LLC. This guarantee is an absolute and unconditional guarantee of payment and not merely of collection. The obligations of the Borrower under this guarantee shall constitute Obligations and the term "Obligations" in Section 1.1 of the Credit Agreement is hereby amended to include such obligations of the Borrower. The Borrower waives all defenses available to a surety. The Borrower shall pay such amounts immediately and the Term-C Lender shall not be obligated to seek recourse against any other person (including the participant thereunder) or any other asset before seeking recourse against the Borrower. This guarantee shall survive payment in full of the Obligations.

          SECTION 4.4. Headings. The various headings of this Amendment are
                       --------
inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

          SECTION 4.5. Execution in Counterparts. This Amendment may be executed
                       -------------------------
by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SECTION 4.6. Cross-References. References in this Amendment to any
                       ----------------
Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

          SECTION 4.7. Successors and Assigns. This Amendment shall be binding
                       ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SECTION 4.8. Revised Article 9 Amendments. Each Lender hereby
                       ----------------------------
authorizes the Administrative Agent to enter into or amend additional or existing Loan Documents to the extent it believes it is necessary or desirable to do so to reflect changes to the Uniform Commercial Code as in effect in any applicable jurisdiction.

          SECTION 4.9. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A
                       -------------
CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                         NEW WORLD PASTA COMPANY

                                         By: /s/ Wayne Robison
                                             -----------------------------------
                                             Name: Wayne Robison
                                             Title: Chief Financial Officer and
                                                    Treasurer


                                         THE BANK OF NOVA SCOTIA,
                                         as Lead Arranger, Administrative Agent
                                         and Letter of Credit Issuer

                                         By: /s/ James R. Trimble
                                             -----------------------------------
                                             Name: James R. Trimble
                                             Title: Managing Director

                                         LENDERS:

                                         THE BANK OF NOVA SCOTIA


                                         By: /s/ James R. Trimble
                                             -----------------------------------
                                             Name: James R. Trimble
                                             Title: Managing Director


                                         THE BANK OF NEW YORK


                                         By: /s/ Richard R. Anderssen Jr.
                                             -----------------------------------
                                             Name: Richard R. Anderssen Jr.
                                             Title: Vice President


                                         CREDIT AGRICOLE INDOSUEZ


                                         By: /s/ Larry Materi
                                             -----------------------------------
                                             Name: Larry Materi
                                             Title: Vice President


                                         By: /s/ Paul A. Dytrych
                                             -----------------------------------
                                             Name: Paul A. Dytrych
                                             Title: Vice President
                                                     Senior Relationship Manager


                                         ARES III CLO Ltd.


                                         By: ARES CLO Management, LLC
                                             Its: Investment Manager


                                         By: /s/ David A. Sachs
                                             -----------------------------------
                                             Name: David A. Sachs
                                             Title: Vice President


                                         GENERAL ELECTRIC CAPITAL CORPORATION


                                         By: /s/ W. Jerome McDermott
                                             -----------------------------------
                                             Name: W. Jerome McDermott
                                             Title: Duly Authorized Signatory

                                         HARRIS TRUST AND SAVINGS BANK


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         KEY BANK


                                         By: /s/ Michael D. Carroll
                                             -----------------------------------
                                             Name: Michael D. Carroll
                                             Title: Vice President


                                         BLACK DIAMOND CLO 1998-1 Ltd.

                                         By: /s/ John H. Cullinano
                                             -----------------------------------
                                             Name: John H. Cullinano
                                             Title: Director


                                         WELLS FARGO BANK, N.A.


                                         By: /s/ Brad P. Solfest
                                             -----------------------------------
                                             Name: Brad P. Solfest
                                             Title: Vice President


                                         SENIOR DEBT PORTFOLIO

                                         By: Boston Management and Research
                                             as Investment Advisor


                                         By: /s/ Payson F. Swaffield
                                             -----------------------------------
                                             Name: Payson F. Swaffield
                                             Title: Vice President


                                         EATON VANCE SENIOR INCOME TRUST

                                         By: Eaton Vance Management
                                             as Investment Advisor


                                         By: /s/ Payson F. Swaffield
                                             -----------------------------------
                                             Name: Payson F. Swaffield
                                             Title: Vice President

                                         EATON VANCE INSTITUTION SENIOR LOAN
                                         FUND


                                         By: Eaton Vance Management
                                             as Investment Advisor


                                         By: /s/ Payson F. Swaffield
                                             -----------------------------------
                                             Name: Payson F. Swaffield
                                             Title: Vice President


                                         OXFORD STRATEGIC INCOME FUND

                                         By: Eaton Vance Management
                                             as Investment Advisor


                                         By: /s/ Payson F. Swaffield
                                             -----------------------------------
                                             Name: Payson F. Swaffield
                                             Title: Vice President


                                         FOOTHILL INCOME TRUST, L.P.

                                         By: FIT GP, LLC, its General Partner

                                         By: /s/ Dennis R. Ascher
                                             -----------------------------------
                                             Name: Dennis R. Ascher
                                             Title: Managing Member


                                         KHZ WATERSIDE LLC

                                         By: /s/ Susan Lee
                                             -----------------------------------
                                             Name: Susan Lee
                                             Title: Authorized Agent


                                         AIM FLOATING RATE FUND

                                         By: INVESCO Senior Secured Management,
                                             Inc. As Attorney in Fact


                                         By: /s/ Anne M. McCarthy
                                             -----------------------------------
                                             Name: Anne M. McCarthy
                                             Title: Authorized Signatory

                                         AVALON CAPITAL LTD.

                                         By: INVESCO Senior Secured Management,
                                             Inc. As Portfolio Advisor


                                         By: /s/ Anne M. McCarthy
                                             -----------------------------------
                                             Name: Anne M. McCarthy
                                             Title: Authorized Signatory


                                         AVALON CAPITAL LTD. 2

                                         By: INVESCO Senior Secured Management,
                                             Inc. As Portfolio Advisor


                                         By: /s/ Anne M. McCarthy
                                             -----------------------------------
                                             Name: Anne M. McCarthy
                                             Title: Authorized Signatory


                                         AERIES FINANCE-II LTD.

                                         By: INVESCO Senior Secured Management,
                                             Inc. As Sub-Managing Agent


                                         By: /s/ Anne M. McCarthy
                                             -----------------------------------
                                             Name: Anne M. McCarthy
                                             Title: Authorized Signatory

                                         CERES II FINANCE LTD.

                                         By: INVESCO Senior Secured Management,
                                             Inc. As Sub-Managing Agent
                                             (Financial)


                                         By: /s/ Anne M. McCarthy
                                             -----------------------------------
                                             Name: Anne M. McCarthy
                                             Title: Authorized Signatory

                                         OASIS COLLATERALIZED HIGH INCOME
                                         PORTFOLIO-1, LTD.

                                         By: INVESCO Senior Secured Management,
                                             Inc. As Subadvisor


                                         By: /s/ Anne M. McCarthy
                                             -----------------------------------
                                             Name: Anne M. McCarthy
                                             Title: Authorized Signatory


                                         PERSEUS CDO I, LIMITED

                                         By: MASSACHUSETTS MUTUAL LIFE INSURANCE
                                             COMPANY

                                         By: /s/ Mary S. Law
                                             -----------------------------------
                                             Name: Mary S. Law
                                             Title: Managing Director


                                         ESCROW ADMINISTRATION
                                         CONCENTRATE ACCOUNT

                                         By: MASSACHUSETTS MUTUAL LIFE INSURANCE
                                             COMPANY


                                         By: /s/ Mary S. Law
                                             -----------------------------------
                                             Name: Mary S. Law
                                             Title: Managing Director


                                         FREMONT INVESTMENT AND LOAN

                                         By: /s/ Randolph M. Ross
                                             -----------------------------------
                                             Name: Randolph M. Ross
                                             Title: Vice President - Senior
                                                    Portfolio Manager

                                         INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                         By: Indosuez Capital as Portfolio
                                             Advisor


                                         By: /s/ Melissa Marano
                                             -----------------------------------
                                             Name: Melissa Marano
                                             Title: Vice President


                                         INDOSUEZ CAPITAL FUNDING IV, L.P.

                                         By: Indosuez Capital as Portfolio
                                             Advisor


                                         By: /s/ Melissa Marano
                                             -----------------------------------
                                             Name: Melissa Marano
                                             Title: Vice President



                                         STEIN ROE & FARNHAM CLO I Ltd.,
                                         by Stein Roe & Farnham Incorporated
                                         As Portfolio Manager

                                         By: /s/ Kathleen A. Zarn
                                             -----------------------------------
                                             Name: Kathleen A. Zarn
                                             Title: Vice President


                                         STEIN ROE FLOATING RATE LIMITED
                                         LIABILITY COMPANY

                                         By: /s/ Kathleen A. Zarn
                                             -----------------------------------
                                             Name: Kathleen A. Zarn
                                             Title: Vice President
                                                    Stein Roe & Farnham
                                                    Incorporated, as Advisor to
                                                    the Stein Roe Floating Rate
                                                    Limited Liability Company


                                         PPM AMERICA, INC., as attorney in fact,
                                         on behalf of Jackson National Life
                                         Insurance Company


                                         By:  /s/ Chris Kappas
                                             -----------------------------------
                                             Name: Chris Kappas
                                             Title: Vice President

                                         GALAXY CLO 1999-1, Ltd.


                                         By: SAI Investment Adviser, Inc.
                                             Its Collateral Manager


                                         By: /s/ Julie Bothamly
                                             -----------------------------------
                                             Name: Julie Bothamly
                                             Title: Authorized Agent


                                         MOUNTAIN CAPITAL CLO I, Ltd.

                                         By: MOUNTAIN CAPITAL


                                         By: /s/ Chris Siddons
                                             -----------------------------------
                                             Name: Chris Siddons
                                             Title: Director


                                         WINDSOR LOAN FUNDING, LIMITED

                                         By: Stanfield Capital Partners LLC
                                             as its Investment Manager


                                         By: /s/ Christopher A. Bondy
                                             -----------------------------------
                                             Name: Christopher A. Bondy
                                             Title: Partner


                                         STANFIELD CLO LTD.

                                         By: Stanfield Capital Partners LLC
                                             as its Collateral Manager


                                         By: /s/ Christopher A. Bondy
                                             -----------------------------------
                                             Name: Christopher A. Bondy
                                             Title: Partner


                                         STANFIELD/RMF TRANSATLANTIC CDO, LTD.

                                         By: Stanfield Capital Partner LLC
                                             as its Collateral Manager


                                         By: /s/ Christopher A. Bondy
                                             -----------------------------------
                                             Name: Christopher A. Bondy
                                             Title: Partner

                                         STANFIELD ARBITRAGE CDO, LTD.

                                         By: Stanfield Capital Partner LLC
                                             as its Collateral Manager


                                         By: /s/ Christopher A. Bondy
                                             -----------------------------------
                                             Name: Christopher A. Bondy
                                             Title: Partner


                                         VAN KAMPEN CLO II, LIMITED

                                         By: VAN KAMPEN MANAGEMENT INC.,
                                             as Collateral Manager


                                         By: /s/ Darvin D. Pierce
                                             -----------------------------------
                                             Name: Darvin D. Pierce
                                             Title: Principal


                                         AG CAPITAL FUNDING PARTNERS, L.P.

                                         By: ANGELO GORDON & CO., L.P.
                                             as Investment Advisor


                                         By: /s/ John W. Fraser
                                             -----------------------------------
                                             Name: John W. Fraser
                                             Title: Managing Director


                                         NORTHWOODS CAPITAL III, LIMITED

                                         By: ANGELO GORDON & CO., L.P.
                                             as Collateral Manager


                                         By: /s/ John W. Fraser
                                             -----------------------------------
                                             Name: John W. Fraser
                                             Title: Managing Director


                                         CREDIT SUISSE FIRST BOSTON


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title: